SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 7, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

        1-14764                                                11-3415180
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

         1-9046                                                11-2776686
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Cablevision Systems Corporation (the "Company") grants various awards to its executive officers under its Amended and Restated Employee Stock Option Plan (previously filed as Exhibit A to the Company's June 3, 2003 Proxy Statement) and its Long-Term Incentive Plan (previously filed as Exhibit B to the Company's June 3, 2003 Proxy Statement). Forms of award agreements used under the Plans for awards after November 7, 2005 are attached hereto as exhibits and are hereby incorporated by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits

      10.1   Form of Nonqualified Stock Option Agreement

      10.2 Form of Nonqualified Stock Option Agreement (Vesting Subject to Performance Metric)

      10.3   Form of Restricted Shares Agreement

      10.4   Form of Performance Award Agreement

      10.5   Form of Deferred Compensation Agreement










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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By:  /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:   Michael P. Huseby
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated: November 1, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CSC HOLDINGS, INC.


                                       By:  /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:   Michael P. Huseby
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated: November 1, 2005





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